Exhibit 13.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Ascendis Pharma A/S (the “Company”) for the year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Scott T. Smith, as Chief Financial Officer and Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2026

By:	/s/ Scott T. Smith
Name: Scott T. Smith
Title: Chief Financial Officer and Principal Financial Officer